Goodwill	12 Months Ended
Dec. 31, 2024
Goodwill [Abstract]
Goodwill
4.
Goodwill

Changes in the carrying amount of goodwill are as follows:

	Merchant Solutions (1)	Digital Wallets (2)	Total
December 31, 2022	$637,446	$1,361,686	$1,999,132
Foreign exchange	—	24,270	24,270
December 31, 2023	$637,446	$1,385,956	$2,023,402
Foreign exchange	—	(46,551)	(46,551)
December 31, 2024	$637,446	$1,339,405	$1,976,851

(1)
Accumulated impairment loss was $1,159,145 for all periods presented within the Merchant Solutions segment.
(2)
Accumulated impairment loss was $723,042 for all periods presented within the Digital Wallets segment.

The Company performs its annual goodwill impairment test for all reporting units as of October 1st, or when events and circumstances have occurred that would indicate the carrying amount of goodwill exceeds its fair value. No such events and circumstances were identified during the year end December 31, 2024. The Company considers its reporting units to be at the operating segment level.

We performed a goodwill impairment test as of October 1, 2024, the annual impairment test date, using a weighting of both market and income approaches. The market approach was based on guideline comparable companies and the key assumptions included selected Earnings Before Interest Tax Depreciation and Amortization ("EBITDA") multiples. The income approach was based on a discounted cash flow model and the key assumptions included the discount rate and future cash flows such as long term growth rates.

Selected multiples were determined based on guideline comparable companies and discounted based on business-specific considerations. The cash flow forecast, including long term growth rates, considers past experience and future market expectations. Discount rate assumptions are based on determining a cost of debt and equity and an assessment as to whether there are risks not adjusted for in the future cash flows of the respective reporting unit. Failure to achieve the future cash flows, changes in key assumptions or further decline in the stock price or the fair value of our debt may cause a future impairment of goodwill at the reporting unit level. Based on the analysis' performed, no goodwill impairment expense was recognized during the year ended December 31, 2024.

Due to a sustained decline in stock price and market capitalization as well as the market environment and regulatory restrictions in the Digital Wallets segment, impairment indicators were identified in both segments during the years ended December 31, 2023 and 2022. Goodwill impairment expense for the years ended December 31, 2024, 2023 and 2022 was $0, $0 and $1,159,145, respectively, in the Merchant Solutions segment and $0, $0 and $723,042, respectively, in the Digital Wallets segment. There have been no other events or changes in circumstances subsequent to the testing date that would indicate further impairment of these reporting units.